SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 20, 2004

Date of Report (date of earliest event reported)

OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1341 Orleans Drive

Sunnyvale, California 94089-1136

(Address of principal executive offices)

(408) 542-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 21, 2004, OmniVision Technologies, Inc. (the “Company”) issued a press release announcing that it named Dwight Steffensen, 61, as the chairman of its audit committee and that Edward C.V. Winn, 66, had decided to retire as a member of its board of directors effective as of December 26, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith:

99.1	Press Release, dated December 21, 2004, of OmniVision Technologies, Inc. announcing the naming of Dwight Steffensen as the chairman of its audit committee and the decision of Edward C.V. Winn to retire as a member of its board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2004

OmniVision Technologies, Inc.

By:	/s/ Shaw Hong
Shaw Hong
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated December 21, 2004, of OmniVision Technologies, Inc. announcing the naming of Dwight Steffensen as the chairman of its audit committee and the decision of Edward C.V. Winn to retire as a member of its board of directors.